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                              INTERNET PROXY VOTING
                     A NEW CONVENIENT WAY TO VOTE YOUR PROXY


PROXY VOTING - QUICK AND CONVENIENT

The enclosed proxy statement provides details on important issues affecting AIM Global Trends Fund. The Board of Trustees recommends that you vote "FOR" the proposals.

AIM shareholders have a new way to vote - BY INTERNET. This means you can vote BY INTERNET 24 hours a day and receive a confirmation by e-mail. Please follow the simple instructions on this proxy insert.

If you are voting BY INTERNET, you SHOULD NOT mail your proxy card.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                                    --------
                                     ONLINE
                                      PROXY
                                     VOTING
                                    --------

                         EASY STEPS TO VOTE BY INTERNET:


         1. Read the proxy statement and have your proxy card available.

         2. Visit the AIM Web site (http://www.aimfunds.com) and click on the "Online Proxy Voting" featured graphic.

         3. When you are ready to vote, click on the "Online Proxy Voting" link.

         4. Enter the 12-digit CONTROL NUMBER shown on your proxy card.

         5. Follow the instructions as provided on the screen.



                            THANK YOU FOR YOUR VOTE!


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[ONLINE PROXY VOTING LOGO]

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[WE'VE GOT MAIL LOGO]

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Want to know what's going on in the markets? View the latest market updates from
Chief Equity Officer Ed Larsen and Chief Fixed-Income Officer Bob Alley.

Registered Representatives: Live Webcast featuring the AIM Dent Demographic Trends Fund on July 7, 1999 11:30 a.m. CST and 3:30 p.m. CST


                      ------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an investor guide of the fund(s).

               The minimum requirements for viewing this site are
           Netscape Navigator 3.0 or Microsoft Internet Explorer 3.0
                Please visit our tools page to download copies.

                      ------------------------------------


          (C) AIM Management Group Inc. 1999 - All Rights Reserved A I M Distributors, Inc., Fund Management Company

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                                PROXY INFORMATION

In July, shareholders of AIM Global Trends Fund were mailed a proxy statement asking for approval to restructure AIM Global Trends Fund (the fund). The fund currently seeks to achieve its investment objective of long-term growth of capital by investing substantially all its assets in the AIM Global Consumer Products and Services Fund, AIM Global Resources Fund, AIM Global Infrastructure Fund, AIM Global Financial Services Fund, AIM Global Health Care Fund and AIM Global Telecommunications and Technology Fund (Theme Funds). Currently, the fund operates as a "fund of funds" and invests in the Theme Funds in proportions related to industry sector weightings in the Morgan Stanley Capital International All Country World Index (the MSCI Index). Under the restructuring proposed by A I M Advisors, Inc. (AIM), the fund would redeem its investments in the Theme Funds and instead would invest in equity securities of U.S. and foreign issuers in the industry sectors in which the Theme Funds invest. In allocating the fund's assets among those sectors, AIM would actively manage the fund and would not be tied to each sector's relative proportion in the MSCI Index.

You can go directly to General Questions and Answers About Proxy Voting, view the Annual Reports or cast your vote by any of the following methods:

WAYS TO VOTE

BY INTERNET
    (AIM Global Trends Fund shareholders only)
    Online Proxy Voting. Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL
    (AIM Global Trends Fund shareholders only)
    Complete and sign the proxy card and return it in the envelope enclosed with the shareholder mailing.

BY FAX
    (AIM Global Trends Fund shareholders only)
    Fax your proxy card to Shareholder Communications Corporation (SCC), the fund's proxy solicitor, at 1-800-733-1885.

BY TELEPHONE
    (AIM Global Trends Fund shareholders only)
    Call toll free 1-800-786-4881. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS...
AIM will assist shareholders in the voting process. If you have any


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questions, we invite you to call AIM toll-free at 1-800-454-0327 any business day between 8 a.m. and 5 p.m. central time.

If we have not received your proxy card before August 25, the date of the meeting, an SCC representative may call you to remind you to exercise your right to vote.

================================================================================

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: NOT FDIC-INSURED/MAY LOSE VALUE/
                                 NO BANK GUARANTEE


                           A I M DISTRIBUTORS, INC. 7/1999
          (C) AIM Management Group Inc. 1999 -  All Rights Reserved

                    QUESTIONS AND ANSWERS ABOUT PROXY VOTING
                     FOR SHAREHOLDERS OF AIM GLOBAL TRENDS
                                      FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders might have regarding the proxy statement.

    1.    What am I being asked to vote on?
    2.    How will this restructuring benefit me?
    3.    Will the restructuring affect the value of my account?
    4.    How does the Board recommend that I vote?
    5.    Why should I bother to vote?
    6.    Has AIM contracted for the services of a proxy solicitor?
    7.    How do I register my vote?
    8.    Will my vote be confidential using the online proxy voting system?
    9.    How do I sign the proxy card?
    10.   When is the deadline for voting?

1. WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve the restructuring of AIM Global Trends Fund.

For the restructuring to occur, certain matters must be approved by shareholders. They are:

    o     a new investment advisory agreement for AIM Global Trends Fund;
    o changes to the fundamental investment restrictions of AIM Global Trends Fund;
    o     election of a Trustee; and
    o ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants.

2. HOW WILL THIS RESTRUCTURING BENEFIT ME?

The proposed restructuring will allow AIM Global Trends Fund to invest in securities directly. AIM Global Trends Fund would be better able to maintain and modify the allocation of its assets among global industry sectors.

3. WILL THE RESTRUCTURING AFFECT THE VALUE OF MY ACCOUNT? The restructuring will not change the value of your account.

4. HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote "FOR" all the proposals on the proxy card.


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5. WHY SHOULD I BOTHER TO VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with its meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum, or resend proxies to shareholders, incurring unnecessary additional costs.

6. HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes. AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

7. HOW DO I REGISTER MY VOTE?

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope.
    o You may fax the proxy card to Shareholder Communications Corporation, our proxy solicitor, at 1-800-733-1885.
    o You may call in your vote to Shareholder Communications Corporation at 1-800-786-4881.
    o You may vote your shares through our website at http://www.aimfunds.com, where you will find an icon for Online Proxy Voting.

8. WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.
    o Control Number - Each shareholder is required to enter his or her control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her position.
    o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders' accounts. All account-specific data remains behind our firewall.

9. HOW DO I SIGN THE PROXY CARD?
(Does not apply if voting by phone or Internet)

Individual Accounts: Shareholders should sign exactly as their names


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appear on the account registration shown on the proxy card.

Joint Accounts:All joint owners should sign exactly as their names appear in the registration.

All Other Accounts:The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity she should sign, "Jane A. Doe, Trustee."

10. WHEN IS THE DEADLINE FOR VOTING?

All votes must be received before the Shareholder Meeting, which will be held at 3:00 p.m. central time on August 25, 1999.

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: NOT FDIC-INSURED/MAY LOSE VALUE/
                                 NO BANK GUARENTEE


                         A I M DISTRIBUTORS, INC. 7/1999
          (C) AIM Management Group Inc. 1999 -  All Rights Reserved

                                 ANNUAL REPORTS

Below are links to the most recent annual reports in Portable Document Format for each of these AIM Funds.

Annual reports are in PDF format. You must have Adobe Acrobat Reader installed to view these documents. Please visit our Tools Download page to obtain this plug in.

    o     AIM Global Trends Fund

================================================================================

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE: NOT FDIC-INSURED/MAY LOSE VALUE/
                                 NO BANK GUARENTEE


                         A I M DISTRIBUTORS, INC. 7/1999
          (C) AIM Management Group Inc. 1999 -  All Rights Reserved

PROXYCARD.COM

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

    1.    Review the proxy statement you received in the mail.
    2.    Enter the control number printed on your proxy card below.
    3. Complete your internet proxy card and submit your vote. Don't forget to click the "This vote is correct" button.
    4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

-------------------

[submit]

                               ProxyCard.Com

                        Proxy Statement (PDF File)

                PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                           AIM GLOBAL TRENDS FUND
            (THE SOLE INVESTMENT PORTFOLIO OF AIM SERIES TRUST)
                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               AUGUST 25,1999

The undersigned hereby appoints Samuel D. Sirko and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Global Trends Fund, the sole investment portfolio of AIM Series Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

01.To approve a new investment advisory agreement for AIM Global
   Trends Fund.

        [ ]FOR
        [ ]AGAINST
        [ ]ABSTAIN

02. To approve changes to the fundamental investment restrictions of the Fund:

02A. The modification of the fundamental restriction on concentration.

       [ ]FOR
       [ ]AGAINST
       [ ]ABSTAIN

02B. The modification of the fundamental restriction on diversification.

       [ ]FOR
       [ ]AGAINST
       [ ]ABSTAIN

02C. The addition of a fundamental policy on investments in investment companies.

       [ ]FOR
       [ ]AGAINST
       [ ]ABSTAIN

02D. The modification of the fundamental restriction on issuing senior securities and borrowing money.

       [ ]FOR
       [ ]AGAINST
       [ ]ABSTAIN

 02E. The modification of the fundamental restriction on underwriting securities.

       [ ]FOR
       [ ]AGAINST
       [ ]ABSTAIN

 02F. The modification of the fundamental restriction on real estate investments.

       [ ]FOR
       [ ]AGAINST
       [ ]ABSTAIN

02G. The modification of the fundamental restriction on making loans.

       [ ]FOR
       [ ]AGAINST
       [ ]ABSTAIN

03.    To elect Robert H. Graham as Trustee.

       [ ] FOR    [ ] WITHHOLD AUTHORITY

04. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants.

       [ ]FOR
       [ ]AGAINST
       [ ]ABSTAIN

05. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                  [submit]

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                               ProxyCard.Com

This is your completed proxy card. Sign and submit your card by clicking "This vote is correct" at the bottom of the page. To make changes use the "Back" button below. You may print or save this page or have a confirmation of your vote e-mailed to you.

                                   [Back]


[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

                     e-mail:[                         ]

                         PROXY STATEMENT (PDF File)
                         --------------------------

                PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                           AIM GLOBAL TRENDS FUND
            (THE SOLE INVESTMENT PORTFOLIO OF AIM SERIES TRUST)
                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                              AUGUST 25, 1999

The undersigned hereby appoints Samuel D. Sirko and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Global Trends Fund, the sole investment portfolio of AIM Series Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

01.  To approve a new investment advisory agreement for AIM Global
      Trends Fund.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

02.  To approve changes to the fundamental investment restrictions of the Fund:

02A. The modification of the fundamental restriction on concentration.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

02B. The modification of the fundamental restriction on diversification.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

02C. The addition of a fundamental policy on investments in investment companies.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

02D. The modification of the fundamental restriction on issuing senior securities and borrowing money.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

02E. The modification of the fundamental restriction on underwriting securities.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

02F. The modification of the fundamental restriction on real estate investments.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

02G. The modification of the fundamental restriction on making loans.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

03.  To elect Robert H. Graham as Trustee.

      [ ] FOR    [ ] WITHHOLD AUTHORITY

04. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants.

      [ ]FOR
      [ ]AGAINST
      [ ]ABSTAIN

05. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Is this vote correct?
[This Vote is Correct] [Back]

If you want to change your vote, use a "Back" button to return to the previous page.

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ProxyCard.Com

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

                   [                            ]

[submit]